Contingencies	12 Months Ended
Dec. 31, 2019
Contingencies
Contingencies

29. Contingencies

The Company is currently not facing any outstanding claims or litigations that may have a significant adverse impact on the Company’s financial position.

As described in note 18, the Company has received several types of government grants which are granted subject to a certain number of conditions that need to be met at grant date and in the future. The Company recognizes grant income from Belgian and Flemish grant bodies when all contractual conditions are met. These government institutions may however subsequently perform an audit which may result in a (partial) claw back of the grant. The Company deems that the claw back risk is remote in view of the continuous monitoring of the contractual conditions. The Company has fulfilled all existing conditions relating to the recognition of its grant income.

Contracts with these grant bodies also typically include clauses that define the need for future validation of the project results after completion of the initial grant term during which the subsidized expenses or investments have been incurred and for which the grant was earned. Should this validation not occur or be deemed inadequate, the grant bodies have the right to reclaim funds previously granted.

As described in note 13, in 2019, the Company granted a total of 1,365,172 stock options to certain of its employees, Board members and consultants. As part of the grant of these stock options, the Company has undertaken to compensate Belgian taxes that are paid upon the grant of these stock options if and when at the end of the exercise period, the stock price would be lower than the exercise price, as increased with these taxes. The Company has applied for a tax ruling on this subject that would cover the stock option grants as from June 28, 2018. The exposure that the Company could face at the end of the exercise period for the stock options granted in 2018 and 2019 ranges from €7.6 million to €8.6 million.